UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 5, 2010

AGREE REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

31850 Northwestern Highway Farmington Hills, MI (Address of principal executive offices)	48334 (Zip code)

(Registrant’s telephone number, including area code)  (248) 737-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2010, Agree Realty Corporation announced the appointment of Laith Hermiz as Executive Vice President of the Company.  Mr. Hermiz, 39 will be responsible for implementing new development and redevelopment initiatives as well as overseeing Agree’s asset management initiatives.

From July 2007 until joining us on April 5, 2010 Mr. Hermiz served as Vice President, Development for Ramco-Gershenson Property Trust.  Prior to joining Ramco-Gershenson he was Managing Director of Joseph Freed and Associates, LLC.  Mr. Hermiz holds a Bachelor of Science degree from Loyola University – Chicago and a Juris Doctorate degree from University of Detroit Mercy School of Law.

On April 5, 2010, Agree Realty Corporation, through its Operating Partnership, Agree Limited Partnership, entered into a Letter Agreement of Employment with Laith Hermiz, Executive Vice President of the Company.  Mr. Hermiz’s initial annual base salary under the agreement is $215,000.  In addition, Mr. Hermiz is entitled to a starting bonus of $15,000 and an initial grant of 7,250 shares of restricted stock.  Mr. Hermiz is eligible to participate in benefits plans generally made available from time to time to other executive officers of the Company.  The agreement also provides that Mr. Hermiz will receive 2,500 shares of restricted at the end of each year he is employed with the Company.

The employment relationship with Mr. Hermiz and the Company is on an at-will basis.

Item 7.01	Regulation FD Disclosure.

Pursuant to a press release on April 5, 2010, the Company announced the appointment of Laith Hermiz as Executive Vice President of the Company. A copy of the press release is furnished as an exhibit to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1 Letter Agreement of Employment dated April 5, 2010, between Agree Limited Partnership and Laith Hermiz.

Exhibit 99.1 Press Release dated April 5, 2010

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

/s/ Kenneth R. Howe
Vice President, Finance, Chief Financial Officer

Date:  April 6, 2010